EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of First Equity Properties, Inc. (the “Company”), on Form 10-Q for the period ended March 31, 2006, as filed with Securities Exchange Commission on the date hereof (the “Report”), I, Ken L. Joines, Vice President, Treasurer and Acting Principal Executive Officer and Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 15, 2006	/s/ Ken L. Joines

Ken L. Joines, Vice President, Treasurer and
Acting Principal Executive Officer and Chief
Financial and Accounting Officer

11